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                               Janus Aspen Series

                         International Growth Portfolio

                       Supplement dated December 22, 2008
                       to Currently Effective Prospectuses

Effective December 22, 2008, International Growth Portfolio will reopen to new investors.

In addition, the Portfolio changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital Management LLC, the Portfolio's investment adviser, believes that the new primary benchmark index provides a more appropriate representation of the Portfolio's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The MSCI EAFE(R) Index will become a secondary benchmark index for the Portfolio.

                Please retain this Supplement with your records.